UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 30, 2012 (August 30, 2012)

Flagstone Reinsurance Holdings, S.A.
(Exact name of registrant as specified in its charter)

Luxembourg	001-33364	98-0481623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Avenue de la Gare
L-1611 Luxembourg
Grand Duchy of Luxembourg
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  +352 273 515 30

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On August 30, 2012, Flagstone Reinsurance Holdings, S.A. (“Flagstone”) and Validus Holdings, Ltd. (“Validus”) issued a joint press release announcing that the boards of directors of both Flagstone and Validus have approved a definitive merger agreement pursuant to which Validus will acquire all of the issued and outstanding shares of Flagstone.  A copy of the joint press release is attached as Exhibit 99.1 to this report and is incorporated by reference in this Item 8.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release, dated August 30, 2012, of Flagstone Reinsurance Holdings, S.A. and Validus Holdings, Ltd.

Cautionary Note Regarding Forward-Looking Statements:

This material may include forward-looking statements, both with respect to Flagstone and Validus and their industries, that reflect their current views with respect to future events and financial performance.  Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may,” “would” and similar statements of a future or forward-looking nature identify forward-looking statements.  All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond Flagstone’s and Validus’ control.  Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements.  Flagstone and Validus believe that these factors include, but are not limited to, the following: 1) unpredictability and severity of catastrophic events; 2) issues relating to claims and coverage that may emerge from changing industry practices or changing legal, judicial, social or other environmental conditions; 3) rating agency actions; 4) adequacy of Flagstone’s and Validus’ risk management and loss limitation methods; 5) competition in the insurance and reinsurance markets; 6) cyclicality of demand and pricing in the insurance and reinsurance markets; 7) adequacy of Flagstone’s and Validus’ respective loss reserves; 8) the estimates and judgments that Flagstone and Validus use in preparing their respective financial statements, which are more difficult to make than if Flagstone and Validus were mature companies; 9) retention of key personnel; 10) potential conflicts of interest with Flagtone’s and Validus’ respective officers and directors; 11) continued availability of capital and financing; 12) potential loss of business from one or more major insurance or reinsurance brokers; 13) the credit risk that each of Flagstone and Validus assume through their dealings with their respective insurance and reinsurance brokers; 14) Flagstone’s and Validus’ respective ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 15) the risk that Flagstone and Validus could be bound to policies that contravene their respective underwriting guidelines by managing general agents and other third parties who support certain of their businesses; 16) availability of reinsurance and retrocessional coverage; 17) the effect on Flagstone’s and Validus’ investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 18) the impact of currency fluctuations on Flagstone’s and Validus’ operating results; 19) the impact of heightened European sovereign debt risk on Flagstone’s and Validus’ fixed income portfolios; 20) the integration of Flagstone or other businesses Validus may acquire or new business ventures Validus may start; 21) the legal, regulatory and tax regimes under which Flagstone and Validus operate; and 22) acts of terrorism or outbreak of war, as well as Flagstone and Validus management’s response to any of the aforementioned factors.

Additionally, the proposed transaction is subject to risks and uncertainties, including: (A) that Flagstone and Validus may be unable to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived; (B) uncertainty as to the timing of completion of the proposed transaction, (C) uncertainty as to the actual premium (if any) that will be realized by Flagstone shareholders in connection with the proposed transaction; (D) uncertainty as to the long-term value of Validus common shares; (E) failure to realize the anticipated benefits of the proposed transaction, including as a result of failure or delay in integrating Flagstone’s businesses into Validus; and (F) the outcome of any legal proceedings to the extent initiated against Validus, Flagstone and others following the announcement of the proposed transaction, as well as Validus and Flagstone management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Flagstone’s most recent reports on Form 10-K and Form 10-Q and the risk factors included in Validus’ most recent reports on Form 10-K and Form 10-Q and other documents of Flagstone and Validus on file with the Securities and Exchange Commission (“SEC”).  In addition to the risks described above, risks and uncertainties relating to the proposed mergers will be more fully discussed in the preliminary proxy statement/prospectus included in the registration statement on Form S-4 that will be filed by Validus with the SEC.  Any forward-looking statements made in this material are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Flagstone or Validus will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Flagstone or Validus or their respective businesses or operations.  Each forward-looking statement speaks only as of the date of the particular statement and, except as may be required by applicable law, Flagstone and Validus undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

The contents of any websites referenced in this material are not incorporated by reference herein.

Additional Information about the Proposed Transaction and Where to Find It:

This material does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  Certain matters relating to the proposed transaction will be submitted to shareholders of Flagstone for their consideration.  Flagstone shareholders are urged to read the preliminary proxy statement/prospectus included in the registration statement on Form S-4 that will be filed by Validus with the SEC in connection with the proposed transaction when it is filed, any supplement or amendment thereto that may be filed, and any other relevant documents that may be filed, with the SEC because they will contain important information.  This material is not a substitute for the proxy statement/prospectus or any other documents which Validus or Flagstone may file with the SEC and send to Flagstone shareholders in connection with the proposed transaction.

All such documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov) or by directing a request to Validus through Jon Levenson, Executive Vice President, at +1-441-278-9000, or Flagstone through Brenton Slade, Chief Marketing Officer, at +1-441-278-4303.

Participants in the Solicitation:

Flagstone and Validus and their respective directors and officers may be deemed to be participants in any solicitation of Flagstone shareholders in connection with the proposed transaction.  Information about Flagstone’s directors and officers is available in Flagstone’s definitive proxy statement, dated March 28, 2012, for its 2012 annual general meeting of shareholders.  Information about Validus’ directors and officers is available in Validus’ definitive proxy statement, dated March 21, 2012, for its 2012 annual general meeting of shareholders.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus included in the registration statement on Form S-4 and other relevant materials to be filed with the SEC when they become available.  You can obtain such documents free of charge at the SEC’s website (www.sec.gov) or by using the contact information above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

	By:	/s/ William F. Fawcett
Name: William F. Fawcett
Title: General Counsel
Date: August 30, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release, dated August 30, 2012, of Flagstone Reinsurance Holdings, S.A. and Validus Holdings, Ltd.